Exhibit 10.31
AMENDMENT NO. 2 TO AIRCRAFT LEASE AGREEMENT

This AMENDMENT NO. 2 to the AIRCRAFT LEASE AGREEMENT ("Amendment") is entered into as of this [__] day of May, 2019 and effective beginning on January 14, 2019 ("Effective Date"), by and between FalconAgain Inc., a corporation organized and existing under the laws of Delaware ("Lessor") and iHeartMedia + Entertainment, Inc. (formerly, Clear Channel Broadcasting, Inc.), a corporation organized and existing under the laws of Nevada ("Lessee").

WITNESSETH:

WHEREAS, Lessor and Lessee have previously entered into that certain Aircraft Dry Lease Agreement, dated as of December 23, 2013 (the “Agreement”), which provides for the exclusive lease of the Aircraft described therein;

WHEREAS, on November 1, 2017, Lessor and Lessee entered into an Amendment to the Agreement (“Amendment No. 1”) to extend the term of the agreement and related rent schedule until January 13, 2019 (the “Extended Term”); and

WHEREAS, the Lessor and Lessee desire to amend the Agreement to provide for a further extended term and rent schedule.

NOW, THEREFORE, in consideration of the mutual covenants herein set forth, the parties agree as follows:

1.Effective as of the Effective Date, Section 2 of the Agreement is deleted in its entirety and replaced with the following:

2.    Term.

The term of this Agreement shall commence on the Delivery Date and shall continue until November 15th, 2017 (the “Original Term”). Upon expiration of the Original Term, the parties agree that the Agreement shall continue until January 13, 2019 ("Extended Term"). Upon expiration of the Extended Term, the parties agree that the Agreement shall continue until May 1, 2023 (the “New Extended Term”). Both the Original Term, the Extended Term and the New Extended Term may be terminated in accordance with Section 10.

2.Effective as of the Effective Date, Section 3(a) of the Agreement is deleted in its entirety and replaced with the following:

3.    Rental; Taxes.

(a)Lessee shall pay to Lessor a one-time rent payment during the Original Term in a mutually agreed upon amount ("Original Term Rent") and a monthly mutually agreed amount during the Extended Term (“Extended Term Rent”) at a mutually agreed upon time after the Delivery Date. Upon the Effective Date, Lessee shall pay to Lessor rent in an amount equal the amount specified in Exhibit A attached hereto ("New Extended Term Rent", collectively the Original Term Rent, the Extended Term Rent and New Extended Term Rent shall be “Rent”). Rent shall be paid on the first of the calendar month as set forth in Exhibit A. In the event the Lease is terminated by either party for any reason prior to the expiration of the Extended Term, Lessor shall refund to Lessee pre-paid Extended Term Rent on a pro-rated basis based on the actual number of calendar days remaining in calendar month from and after the effective date of termination. Rent, which does not include the taxes or fees described in Section 3(b), below, shall be paid by Lessee to Lessor in immediately available U.S. funds to an account to be specified by Lessor.

3.    Effective as of the Effective Date, Section 15(h) of the Agreement is deleted in its entirety and replaced with the following:

Section 15(h): TRUTH IN LEASING

WITHIN THE TWELVE (12) MONTH PERIOD PRECEDING THE DATE OF THIS AGREEMENT, THE AIRCRAFT HAS BEEN INSPECTED AND MAINTAINED IN ACCORDANCE WITH THE FOLLOWING PROVISION OF THE FARS: CHOOSE ONE:

______91.409 (f) (1): A continuous airworthiness inspection program that is part of a continuous airworthiness maintenance program currently in use by a person holding an air carrier operating certificate or an operating certificate issued under FAR Part 121 or 135 and operating that make and model aircraft under FAR Part 121 or operating that make and model under FAR Part 135 and maintaining it under FAR 135.411(a) (2).

_____91.409 (f) (2):    An approved aircraft inspection program approved under FAR 135.419 and currently in use by a person holding an operating certificate issued under FAR Part 135.

__X___91.409 (f) (3):    A current inspection program recommended by the manufacturer.

______91.409 (f) (4): Any other inspection program established by the registered owner or operator of the Aircraft and approved by the Administrator of the Federal Aviation Administration in accordance with FAR 91.409 (g).

BY EXECUTION OF THIS AGREEMENT, THE PARTIES HERETO CERTIFY THAT DURING THE TERM OF THIS AGREEMENT AND FOR OPERATIONS CONDUCTED HEREUNDER, THE AIRCRAFT WILL BE MAINTAINED AND INSPECTED IN ACCORDANCE WITH THE PROVISIONS OF FARS: CHOOSE ONE:
____ 91.409 (f) (1) ____ 91.409 (f) (2) _X__ 91.409 (f) (3) ____ 91.409 (f) (4)
LESSEE ACKNOWLEDGES THAT WHEN IT OPERATES THE AIRCRAFT UNDER THIS AGREEMENT, IT SHALL BE KNOWN AS, CONSIDERED, AND IN FACT WILL BE IN OPERATIONAL CONTROL OF THE AIRCRAFT. BY EXECUTION OF THIS AGREEMENT, EACH PARTY HERETO CERTIFIES THAT IT UNDERSTANDS THE EXTENT OF ITS RESPONSIBILITIES, SET FORTH HEREIN, FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS.
THE LESSEE, WHOSE NAME AND ADDRESS ARE SET FORTH BELOW, SHALL BE SOLELY RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT DURING ALL PERIODS THROUGHOUT THE TERM OF THIS AGREEMENT. EACH PARTY HERETO CERTIFIES BELOW THAT IT UNDERSTANDS ITS RESPONSIBILITES FOR COMPLIANCE WITH ALL APPLICABLE FEDERAL AVIATION REGULATIONS.
LESSOR:                    LESSEE
FALCONAGAIN INC.            IHEARTMEDIA + ENTERTAINMENT, INC.

By: Robert W. Pittman          By: Paul McNicol___________________

Name:    Robert W. Pittman            Name: Paul McNicol

Title:	President Title: Executive Vice President and General Counsel

AN EXPLANATION OF FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FEDERAL AVIATION REGULATIONS CAN BE OBTAINED FROM THE NEAREST FEDERAL AVIATION ADMINISTRATION FLIGHT STANDARDS DISTRICT OFFICE, GENERAL AVIATION DISTRICT OFFICE, OR AIR CARRIER DISTRICT OFFICE.
THE PARTIES HERETO CERTIFY THAT A TRUE COPY OF THIS AGREEMENT SHALL BE CARRIED ON THE AIRCRAFT AT ALL TIMES, AND SHALL BE MADE AVAILABLE FOR INSPECTION UPON REQUEST BY AN APPROPRIATELY CONSTITUTED IDENTIFIED REPRESENTATIVE OF THE ADMINISTRATOR OF THE FAA.

4.    Except as otherwise provided in this Amendment, all the terms and conditions contained in the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above and verify that they have read the Amendment, understand its contents, and have full authority to bind and hereby do bind their respective parties.

LESSOR:                    LESSEE
FALCONAGAIN INC.            IHEARTMEDIA + ENTERTAINMENT, INC.

By: Robert W. Pittman          By: Paul McNicol___________________

Name:    Robert W. Pittman            Name: Paul McNicol

Title:	President Title: Executive Vice President and General Counsel
INSTRUCTIONS FOR COMPLIANCE WITH
"TRUTH IN LEASING" REQUIREMENTS UNDER FAR § 91.23
Within 24 hours after execution of this Aircraft Lease Agreement:
Mail a copy of the executed document, without Exhibit B, to the following address via certified mail, return receipt requested:
Federal Aviation Administration
Aircraft Registration Branch
ATTN: Technical Section
P.O. Box 25724
Oklahoma City, Oklahoma 73125
At least 48 hours prior to the first flight:
Telephone the Flight Standards District Office (FSDO) nearest the airport where the first flight under this Lease will originate and tell the FSDO when the Aircraft will be departing on its first flight under the Lease.

Carry a copy of this Aircraft Lease Agreement in the aircraft at all times.
Omit Exhibit B from FAA Submission and On-Board Copies.

Exhibit A

Month	Rent
January 2019	$20,738.33
February 2019	$41,476.66
March 2019	$41,476.66
April 2019	$41,476.66
May 2019	$41,476.66
June 2019	$41,476.66
July 2019	$41,476.66
August 2019	$41,476.66
September 2019	$41,476.66
October 2019	$41,476.66
November 2019	$41,476.66
December 2019	$41,476.66
January 2020	$41476.66
February 2020	$41,476.66
March 2020	$41,476.66
April 2020	$41,476.66
May 2020	$41,476.66
June 2020	$41,476.66
July 2020	$41,476.66
August 2020	$41,476.66
September 2020	$41,476.66
October 2020	$41,476.66
November 2020	$41,476.66
December 2020	$41,476.66
January 2021	$41476.66
February 2021	$41,476.66
March 2021	$41,476.66
April 2021	$41,476.66
May 2021	$41,476.66
June 2021	$41,476.66
July 2021	$41,476.66
August 2021	$41,476.66
September 2021	$41,476.66
October 2021	$41,476.66
November 2021	$41,476.66
December 2021	$41,476.66
January 2022	$41476.66
February 2022	$41,476.66
March 2022	$41,476.66
April 2022	$41,476.66
May 2022	$41,476.66
June 2022	$41,476.66
July 2022	$41,476.66
August 2022	$41,476.66
September 2022	$41,476.66
October 2022	$41,476.66
November 2022	$41,476.66
December 2022	$41,476.66
January 2023	$41476.66
February 2023	$41,476.66
March 2023	$41,476.66
April 2023	$41,476.66

Exhibit A is intentionally omitted from FAA Submission and On-Board copies of this Agreement.